Exhibit 10.15.8

                     Confidential - Arianespace Proprietary



This Side Letter #2 to the Launch Services Agreement 95.5.933 between the Parties is entered into between:

ARIANESPACE S.A., a company organized under the laws of France and having its principal office at Boulevard de l'Europe, 91006 EVRY, France.


AND


PanAmSat Corporation a company organized under the laws of the State of Delaware with principal offices located at One Pickwick Plaza, Greenwich, Connecticut, U.S.A. (hereinafter referred to as "PanAmSat Corporation")

and

PanAmSat International a company organized under the laws of the State of Delaware with principal offices located at One Pickwick Plaza, Greenwich, Connecticut, U.S.A. (hereinafter referred to as "PanAmSat International")



Reference is made to Amendment #1 to the Side Letter to Launch Services Agreement 95.5.933 executed between PanAmSat Corporation and ARIANESPACE on December 20, 1995, for the Launch of PanAmSat Satellites (said Agreement being hereinafter referred to as the "Agreement" and the Launches covered under said Agreement being hereafter referred to as the Launches and said Amendment #1 to the Side Letter dated 8 January 1998 being hereinafter referred to as "Side Letter #1"). All capitalized terms herein shall have the same meaning as under the Agreement.

On this day, the Parties have entered into Amendment #4 to the Agreement in order to add a Firm Launch #3 to the Agreement.

The Parties agree that the conditions listed hereafter shall be applicable notwithstanding the terms of the Agreement or of the Side Letter #1. Unless otherwise indicated, words defined under the Agreement shall have the same meaning in the present Side Letter.

I. Launch Slots of PAS 7 and 6B under the MLSA

The Parties recognize that although the PAS 7 Launch and the PAS 6B Launch are both allocated Launch Slots in October 1998, only one of these two Launches may take place during the same calendar month.

In view of the delays in the manufacturing of PAS 7 which have lead to subsequent reschedulings of the Launch Slot, it is the intention of the Parties to Launch these two Satellites as soon as possible taking into consideration the date of availability of the Satellites and the available Launch Opportunities.

Both Parties shall therefore consult regularly on Launch Opportunities and the date of availability of the Satellites and shall use their best efforts in order to accelerate either Launch to a Launch Slot beginning prior to 1 October 1998.

More specifically, no later than 15 April 1998, the Parties will explore the possibility of accelerating either one of these two Launches under the provisions of Paragraph 11.5. of the MLSA to a Launch Slot in August 1998 (as previously foreseen for PAS 7 prior to Satellite manufacturing delays) in order to leave the October Launch Slot available for the other Launch.

Should these efforts fail, the Parties shall meet no later than 15 June 1998 in order to discuss the progress of the manufacturing of the PAS 6B and 7 Satellites. The Launch Slot will be attributed to the Satellite designated by PanAmSat International among these two Satellites no later than 1 July 1998. The other Launch will automatically be rescheduled by mutual agreement of the Parties to a Launch Slot extending from 1 December 1998 up to and including 31 December 1998, or, if possible to an earlier Launch Slot taking into consideration the date of availability of the Satellites and the available Launch Opportunities.

ARTICLE 2
SPECIAL PROVISIONS FOR FIRM LAUNCH #3


The provisions of Articles I. to IV. of the Side Letter #1 shall not apply to Firm Launch #3 under the Agreement and said Firm Launch #3 shall not be taken into consideration for the application of said provisions.

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ARTICLE 3

This Side Letter constitutes an amendment to the Agreement within the meaning of its Paragraph 20.6 as well as an amendment to the Side Letter #1 and the terms of this Side Letter shall prevail in the event of any inconsistency with the terms of the Agreement or with the terms of Side Letter #1. This Side Letter shall remain confidential and unless indicated expressly otherwise, authorization to disclose the Agreement shall not include authorization to disclose this Side Letter.


Executed this 9th day of March, 1998.


FOR ARIANESPACE                             FOR PANAMSAT CORPORATION



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FOR PANAMSAT INTERNATIONAL



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[***]  Filed  separately  with  the  Commission   pursuant  to  a  request  for
       confidential treatment.